Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant                                      [X]
Filed by a Party other than the Registrant  [_]
Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e) (2) )
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Materials Pursuant to Section 240.14a-12

                         NorthQuest Capital Fund, Inc.
             -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
              (Name of Person(s) Filing Proxy Statement Statement,
                           if other than Registrant)

Payment of Filing Fee (Check the appropriate box)
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
         --------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
         --------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :
        ---------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        ---------------------------------------------------------
    (5) Total fee paid:
        ---------------------------------------------------------

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Indentify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
    [_] Amount Previously Paid:
    [_] Form, Schedule or Registration Statement No.:
    [_] Filing Party:
    [_] Date Filed:

It is anticipated that definitive materials will be released to security holders on or around April 27, 2011.





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                N O T I C E   O F   A N N U A L   M E E T I N G



                                     A N D



                         P R O X Y   S T A T E M E N T



                                    2 0 1 1










            N O R T H Q U E S T   C A P I T A L   F U N D,   I N C.
































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                         NORTHQUEST CAPITAL FUND, INC.


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 2011

                                      AND

                                PROXY STATEMENT



Dear Shareholder:


NOTICE IS HEREBY GIVEN that the Annual Meeting of NorthQuest Capital Fund share-holders will be held at 16 Rimwood Lane, Colts Neck, New Jersey, 07722 on June 18, 2011 at 9:00 AM for the following purposes.


1) To elect four (4) directors to serve until the next Annual Meeting of Share-holders or until their successors are elected and qualified.

2) To ratify or reject the selection of Sanville & Company, Certified Public Accountants, as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2011.

3) To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Directors has fixed the close of business April 27, 2011 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.



                             YOUR VOTE IS IMPORTANT



              PLEASE FILL IN, SIGN & RETURN THE ENCLOSED PROXY IF
               YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON



                PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED



                      By order of the Board of Directors,

                            By: /s/ Peter J. Lencki
                                    ---------------
                                    President



Colts Neck, New Jersey
April 27, 2011
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                   The Fund's Privacy Policies and Practices


The U.S. Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as 'Regulation S-P'. This regulation states that financial institutions, such as your Fund, must provide Fund shareholders with this notice of the Fund's privacy policies and practices on an annual basis. Below, you will find details about the NorthQuest Capital Fund, Inc. privacy policy and practices.


   Information We Collect - Our account application forms contain names, addresses, phone numbers, W9 status and social security or tax identification ("ID") numbers for regular accounts. Our IRA acount application forms also contain birth date and beneficiary information. Of course, we also keep record of all of your securities transactions such as your account balances and transaction histories.


   Our Disclosure Statement - The Fund only discloses personal information about you either while you are a shareholder or if you have left the Fund as required by law. And, since we handle client securities transactions inter-nally, the number of employees that even see your information is limited. However, mutual funds cannot be IRA trustees. We use Delaware Charter Guarantee & Trust Company, conducting businesss as Principal Trust Company, to provide this service which requires that we disclose our IRA shareholders' names, social security or tax ID numbers, addresses, birth dates, beneficiary information, tax withholding data, and securities transaction information.
   In this regard, Principal Trust Company sends a Privacy Notice annually, as required by law, to our IRA shareholders about how it handles their personal information.

   Fund shareholders may call 1-800-698-5261 if they have any questions about the Fund's privacy policies and practices.

   Board Approved




















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                                PROXY STATEMENT

                         NORTHQUEST CAPITAL FUND, INC.
                     16 Rimwood Lane, Colts Neck, NJ 07722
                                 1-800-698-5261

                                                                  April 27, 2011

Enclosed herewith is notice of an Annual Meeting of Shareholders of NorthQuest Capital Fund ( the "Fund" ) and a proxy form solicited by the Board of Directors of the Fund.

The proxy may be revoked at any time before it is exercised either by mail noti-ce to the Fund or through re-submittal at a later date. Please place your in-structions on the enclosed one, then sign, date and return it. All costs of so-liciting this proxy will be borne by your Fund. You may also vote in person at the meeting that would override all your previously filed proxies.

The Fund has one class of capital stock of the Fund, having equal voting rights. On April 27, 2011, the date of record, there were 212,012 shares outstanding held by 117 shareholders entitled to notice of and to vote at the meeting. In all matters, each share has one vote per share and fractional shares will have an equivalent fractional vote.

A quorum must exist to hold an annual meeting. It requires that more than fifty percent of the outstanding shares are present or represented by proxy. Absten-tions and broker accounts that do not vote are considered as being present with negative votes. Sixty-seven percent of the votes' cast or 50% of the outstan-ding shares, whichever is less, will pass any proposal presented.

                       PROPOSAL #1: ELECTION OF DIRECTORS

Four (4) nominees listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All officers of the Fund are also presented in the fol-lowing table.

            *
Name, Address   Position   Term of Office    Principal    Number of      Other
    and          in the    Length of Time   Occupation   Portfolios in  Director
    Age           Fund         Served       Past 5 Yrs   Fund Complex   ships
                                                          Overseen by   Held by
                                                            Director    Director
-------------   --------   --------------   ------------  ------------  --------
           Interested Directors & Officers
           -------------------------------

             **
Peter J. Lencki  President   1 Year Term    Portfolio Manager    One     None
     56          Treasurer                  NorthQuest Capital
                 Director     9 Years       Fund, Inc.
                                            Colts Neck, NJ

           Other Officers
           --------------

            **
Mary E. Lencki   Secretary   1 Year Term    Registered Nurse
     53                                     Brighton Gardens
                              9 Years       Assisted Living
                                            Middletown, NJ

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            *
Name, Address   Position   Term of Office    Principal     Number of     Other
   and           in the    Length of Time   Occupation    Portfolios in Director
   Age            Fund        Served        Past 5 Yrs    Fund Complex   ships
                                                          Overseen by   Held by
                                                            Director    Director
-------------   --------   --------------   -----------   ------------  --------
           Independent Directors
           ---------------------

Robert S. Keesser  Lead      1 Year Term     Dist. Sales Mgr     One     None
     49            Director                  Genuine Parts Co.
                             9 Years         Tool division
                                             Atlanta, GA

John G. Padovano   Director  1 Year Term     President           One     None
     62                                      Rand Diversified, LLC
                             9 Years         Display & packaging
                                             Edison, NJ
Michael W.
    Sommerhalter   Director  1 Year Term     Financial Analyst   One     None
     24                      2 Year          Bank of America
                                             Banking
                                             Charlotte, NC


*    Address for each Director is 16 Rimwood Lane, Colts Neck, NJ 07722.


** Directors and officers of the Fund are considered "interested persons", as defined in the Investment Company Act of 1940. Mary and Peter Lencki are "interested persons" because they are affiliated with the Investment Adviser and also have a "family relationship".



Shareholders have one vote for each share they own for each of four directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A ma-ority of the votes cast, when a quorum is present, will elect each director. All nominees stood for election last year were overwhelmingly elected.



                       BOARD MEETINGS & DIRECTOR DUTIES

Meetings: There were five Board of Directors meetings in 2010 and two meetings so far in 2011.


Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that Fund Officers are meeting Fund commitments to their shareholders, the U.S. Securities and Exchange Commission, Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.




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                 FUND HOLDINGS OF THE OFFICERS AND DIRECTORS

   Name Dollar Range of Equity Aggregate Dollar Range of Equity Securities in the Fund Securities in All Registered
                                                Investment Companies Overseen
                                                  by Director in Family of
                                                  Investment Companies

Interested Directors & Officers
Peter J. Lencki          $100,001  - $500,000              None
Mary E. Lencki           $ 10,001  - $ 50,000              None

Independent Directors
Robert S. Keesser        $ 50,001  - $100,000              None
John G. Padovano         $ 50,001  - $100,000              None
Michael W. Sommerhalter  $    001  - $ 10,000              None


                      REMUNERATION OF DIRECTORS & OFFICERS

The Fund paid a payment of $200 to each of the independent directors for fiscal year ended December 31, 2010. Peter Lencki does not receive director's fees since he receives benefit from the investment advisory fees payable to Emerald Research Corporation.
                             Aggregate          Pension              Total
Name of Director           Compensation      Benefits from     Compensation from
                         from Fund in 2010    Fund in 2010     from Fund in 2010

Independent Directors
Robert S. Keesser              $200                $0                $200
John G. Padovano               $200                $0                $200
Michael W. Sommerhalter        $200                $0                $200

Interested Director
Peter J. Lencki                $0                  $0                $0


                                   BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price. Where consistent with best price and execution, and in light of its limited re-sources, the Fund will deal with primary market makers in placing over-the-coun-ter portfolio orders. The Fund places all orders for purchase and sale of its securities through its President who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary re-quirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis & reports, sales literature and statis-tical services furnished either directly to the Fund or to the Adviser. No ef-fort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these ma-terials and services. In it's most recently completed year, 2010, the Fund paid $18 in brokerage commission. The Board of Directors evaluates and reviews annually the reasonableness of brokerage commissions paid.


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        PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors recommends, subject to shareholder approval, Sanville & Company ("S&C"), Certified Public Accountants to audit and certify financial statements of the Fund for the year 2011. S&C performed the Fund's 2010 audit in a timely, professional and cost-effective manner.

Audit Fees:  The annual audit fee charged for the 2010 audit by S&C was $8,000.

All Other Fees:  The Fund paid $950 to Sanville & Company in 2010 to prepare the
                 Fund's 2009 tax returns.

Financial Information System Design and Implementation Fees:  None

The Board of Directors has adopted procedures to pre-approve the types of pro-fessional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of S&C. Neither S&C nor any of its partners have any direct or material indirect financial in-terest in the Fund. S&C will prepare the Fund's 2010 Federal and State tax returns. A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Fund.


                       BENEFICIAL OWNERSHIP IN THE FUND

As of the Record Date, the Directors and Officers of the Fund as a group bene-ficially own 12.4% of the Fund's outstanding shares. As of the Record Date, shareholders on record who own 5% or more of outstanding shares of the Fund are as follows:
                                                                 Percentage
Name                          Address                       Beneficial Ownership
--------------------------------------------------------------------------------

Peter J. Lencki              Colts Neck, NJ                        5.5%

Rene and Shaun Lencki        Jupiter, FL                          27.7%

Walter A. Lencki             Egg Harbor Twp, NJ                    7.8%

Cathleen M. Padovano         East Hanover, NJ                      5.1%

Delores M. Wright            Somerset, NJ                         12.3%


                             SHAREHOLDER PROPOSALS

Your Fund tentatively expects to hold its next annual meeting in June 2012. Shareholder proposals may be presented at that meeting provided they are receiv-ed by the Fund not later than January 4, 2012 in accordance with Rule 14a-8 un-der the Securities & Exchange Act of 1934 that sets forth certain requirements.


                                 OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, pro-xies will be voted in accordance with the view of the Board of Directors.

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
 *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *

                  PROXY - SOLICITED BY THE BOARD OF DIRECTORS
                         NORTHQUEST CAPITAL FUND, INC.
                        ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 18, 2011

The Annual Meeting of NORTHQUEST CAPITAL FUND shareholders will be held June 18, 2011 at 16 Rimwood Lane, Colts Neck, NJ at 9:00 A.M. The undersigned hereby appoints Peter J. Lencki and/or Michael W. Sommerhalter as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

    SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPER-LY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors
       ___
      |___|     FOR all nominees except as marked to the contrary below.
       ___
      |___|     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

                    Peter J. Lencki          John G. Padovano
                    Robert S. Keesser        Michael W. Sommerhalter


2. Proposal to ratify or reject the selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2011.
         ___                     ___                          ___
        |___|   FOR             |___|   AGAINST              |___|   ABSTAIN


3. To transact such other business as may properly come before the meeting or any general adjournments thereof.

Please mark, date, sign, & return the proxy promptly. For joint accounts, both
                                                      ------------------------
parties should sign.
--------------------


Dated ___________________, 2011
                                                     _________________________
                                                      Shareholder's Signature

                                                     _________________________
                                                      Shareholder's Signature

 Please review your address
 and note corrections below.


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